UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     February 17, 2005
                                                --------------------------------

                                 Hydromer, Inc.
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             (Exact name of registrant as specified in its chapter)

        New Jersey                      0-10683                   22-2303576
-----------------------------        -------------           -------------------
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)

          35 Industrial Parkway
          ---------------------
             Branchburg, N.J.                                   08876
             ----------------                                ------------
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code       (908) 722 - 5000
                                                  ------------------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

( ) Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange Act (17 CFR 240-13e-4(c))

Item 8.01. Other Events.
------------------------

Press Release Announcing Revenues and Earnings of Hydromer, Inc. for the quarter ended December 31, 2004

                                  EXHIBIT INDEX

         Exhibit No.              Description of Exhibit
         -----------              ----------------------

         99.9                     Press Release issued February 17, 2005


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                              Hydromer, Inc.
                                                         -----------------------
                                                                Registrant

                                                           /s/ Robert Y. Lee
                                                         -----------------------
Date February 17, 2005                                         Robert Y. Lee
     -----------------                                   Chief Financial Officer